UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2024

Pediatrix Medical Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida		33323
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 384-0175

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2024, Pediatrix Medical Group, Inc., a Florida corporation ("the Company"), held its 2024 Annual Shareholders’ Meeting (the “Annual Meeting”). Of the 84,025,983 shares of common stock outstanding and entitled to vote, 77,537,611 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for the Company’s Board of Directors were elected to serve until the Company’s 2025 Annual Shareholders’ Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	One Year	Against	Abstained	Broker Non-Vote
Laura A. Linynsky	73,432,501	1,509,624	43,525	2,551,961
Thomas A. McEachin	73,369,011	1,572,130	44,509	2,551,961
Mark S. Ordan	72,937,466	2,004,446	43,738	2,551,961
Michael A. Rucker	73,261,971	1,679,655	44,024	2,551,961
Guy P. Sansone	72,793,352	2,148,985	43,313	2,551,961
John M. Starcher, Jr.	73,449,095	1,492,773	43,782	2,551,961
James D. Swift, M.D.	74,088,894	862,285	34,471	2,551,961
Shirley A. Weis	72,600,050	2,343,090	42,510	2,551,961
Sylvia J. Young	73,458,297	1,484,944	42,409	2,551,961

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified by the Company’s shareholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
75,157,432	2,356,419	23,760	0

Proposal 3: The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the 2023 fiscal year, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
71,662,763	3,286,998	35,889	2,551,961

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pediatrix Medical Group, Inc.

Date:	May 9, 2024	By:	/s/ C. Marc Richards
C. Marc Richards Chief Financial Officer